UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2008
Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2008, the By-Laws of Union Electric Company, doing business as AmerenUE (“UE”), a subsidiary of Ameren Corporation (“Ameren”), were amended by action by unanimous written consent of UE’s board of directors as follows:

•
Section 5 of Article I was revised to give UE’s board of directors the authority to select a person to preside over meetings of stockholders and to provide that if neither the Secretary nor an Assistant Secretary is present the board of directors may designate a secretary pro tem to act as secretary of the meeting.  The By-Laws previously designated certain persons in a specified order to preside at meetings of stockholders and provided that the presiding officer would designate a secretary pro tem, if necessary, to act as secretary of the meeting.

•	Article V was amended to give UE authority to use uncertificated shares, as permitted by Missouri law.

The complete copy of the UE By-Laws as amended is included as Exhibit 3.1(ii).

On July 28, 2008, the Bylaws of Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), a subsidiary of Ameren, were amended by action by unanimous written consent of CIPS’ board of directors as follows:

•	Article I was amended to give CIPS authority to use uncertificated shares, as permitted by Illinois law.

•
Section 5 of Article II was amended to provide that the board of directors may select the persons to act as Chairman and Secretary, respectively, of shareholders’ meetings.  The Bylaws previously designated certain persons to act as Chairman and Secretary at shareholders’ meetings, unless the shareholders represented at the meeting decided otherwise.

The complete copy of the CIPS Bylaws as amended is included as Exhibit 3.2(ii).

On July 28, 2008, the Bylaws of Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), a subsidiary of CILCORP Inc., which is a subsidiary of Ameren, were amended by action by unanimous written consent of CILCO’s board of directors as follows:

•
Section 2 of Article IX was amended to provide that the board of directors may determine who shall preside at all meetings of the shareholders and the board of directors.  The Bylaws previously designated the Chairman of the board to preside at meetings of shareholders and the board of directors.

•	Article X was amended to give CILCO authority to use uncertificated shares, as permitted by Illinois law.

The complete copy of the CILCO Bylaws as amended is included as Exhibit 3.3(ii).

On July 28, 2008, the Bylaws of Illinois Power Company, doing business as AmerenIP (“IP”), a subsidiary of Ameren, were amended by action by unanimous written consent of IP’s board of directors as follows:

•
Section 5 of Article I was amended to provide that the board of directors may select the person to act as Chairman at meetings of the shareholders and in the event the Secretary or an Assistant is not present, the board of directors may select a secretary to act as secretary of the meeting.  The Bylaws previously designated certain persons in a specified order to preside at meetings of shareholders and provided that if neither the Secretary nor an Assistant Secretary was present, a secretary chosen at the meeting would act as secretary of the meeting.

•	Article IV was amended to give IP authority to use uncertificated shares, as permitted by Illinois law.

The complete copy of the IP Bylaws as amended is included as Exhibit 3.4(ii).

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:
3.1(ii)	By-Laws of UE as amended July 28, 2008
3.2(ii)	Bylaws of CIPS as amended July 28, 2008
3.3(ii)	Bylaws of CILCO as amended July 28, 2008
3.4(ii)	Bylaws of IP as amended July 28, 2008

This combined Form 8-K is being filed separately by Union Electric Company, Central Illinois Public Service Company, Central Illinois Light Company and Illinois Power Company (each a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Accounting Officer

Date:  July 29, 2008

Exhibit Index

Exhibit Number:	Title:
3.1(ii)	By-Laws of Union Electric Company as amended July 28, 2008
3.2(ii)	Bylaws of Central Illinois Public Service Company as amended July 28, 2008
3.3(ii)	Bylaws of Central Illinois Light Company as amended July 28, 2008
3.4(ii)	Bylaws of Illinois Power Company as amended July 28, 2008